 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under to §240.14a-12

Angel Oak Financial Strategies Income Term Trust
(Name of Registrant as Specified In Its Charter)

Trevor Montano

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

May 23, 2025

2025 ANNUAL MEETING OF SHAREHOLDERS

OF

Angel Oak Financial Strategies Income Term Trust (FINS)

_________________________

 PROXY STATEMENT

OF

TREVOR MONTANO

_________________________

Dear fellow shareholders:

This proxy statement (including the Appendices hereto, this “Proxy Statement”) and the accompanying GREEN proxy card are being furnished to you, the shareholders of the Angel Oak Financial Strategies Income Term Trust (“FINS” or the “Fund”), in connection with the solicitation of proxies by Trevor Montano (“Mr. Montano” or “I”), a shareholder, owning 23,106 common shares (the “Shares”) of the Fund. The 2025 Annual Meeting of Shareholders scheduled to be held at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 at 4 p.m. Eastern Time, on June 26, 2025, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

Only the Fund’s shareholders of record as of the close of business on April 16, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The Annual Meeting is being held for the following purposes:

Proposal 1. The Fund is asking the shareholders of FINS to vote on a New Investment Advisory Agreement between the Fund and Angel Oak Capital Advisors, LLC (the “Adviser”); and

Proposal  2. Election of Trustees – The Fund is asking the shareholders of FINS to vote on Class II Trustee candidates to serve until the Fund’s 2028 annual meeting of shareholders or until his/her successor shall have been duly elected and qualified; and

Proposal 3. The Fund is asking the shareholders of FINS to ratify the selection of Cohen & Company, Ltd as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

To transact such other business as may properly come before the Annual Meeting.

AS A FELLOW SHAREHOLDER, TREVOR MONTANO IS SOLICITING PROXIES TO VOTE AGAINST PROPOSAL 1 AND FOR HIM AS A TRUSTEE NOMINEE UNDER PROPOSAL 2. NO RECOMMENDATION IS BEING MADE WITH RESPECT TO PROPOSAL 3.

I URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY THE FUND.

If you have already sent a proxy card furnished by the Fund’s management, you have every right to change your vote by signing, dating, and returning the enclosed GREEN proxy card. Only your latest dated proxy card counts.

Mr. Montano is soliciting a proxy to vote or, under circumstances specified herein, not vote your Shares in connection with the Annual Meeting.

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, I have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement. I take no responsibility for the accuracy or completeness of any information that I expect to be contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information. For more information about FINS’s nominees, please refer to the Fund’s proxy statement. Please refer to the Fund’s proxy soliciting material for additional information concerning the Annual Meeting and the matters to be considered by shareholders.

This Proxy Statement and GREEN proxy card will become available free of charge on the website of the U.S. Securities and Exchange Commission at www.sec.gov/search-filings. If you have any questions or require assistance voting your Shares, please contact West Potomac Capital LLC, 4250 Fairfax Dr, Suite 600, Arlington, Virginia 22203, 1-703-850-5533 or info@westpotomaccap.com.

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REASONS FOR THE SOLICITATION

Mr. Montano’s reasons for soliciting proxies for each Proposal is set forth below with respect to each such Proposal and is incorporated herein by reference. I believe:

•	The Board of Trustees’ decisions are being guided by the best interests of Angel Oak Capital Advisors, LLC instead of their duty to ALL shareholders.

•	Angel Oak Capital Advisors, LLC and Trustees should be held accountable for the Fund’s large and persistent trading discount to Net Asset Value and its anti-shareholder governance practices.

•	Shareholders deserve a new truly independent Trustee, Trevor Montano, who knows the Funds business and investment strategy well and will put ALL shareholders’ interests first.

•	The current Trustees have a duty to ALL shareholders to seek the best Adviser through a new Investment Advisory Agreement. Shareholders deserve better than Angel Oak Capital Advisors, LLC.

•	Shareholders of FINS should be afforded the opportunity to realize the full value of their Shares, which has not been available to them since February 27, 2020, over five straight years!

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PROPOSAL 1:

New Investment Advisory Agreement with the Fund’s Investment Adviser

The Fund is asking the shareholders of FINS to vote on a New Investment Advisory Agreement between the Fund and Angel Oak Capital Advisors, LLC, the Adviser.

FINS initial public offering in May of 2019 was priced at $20.00 per share, 34% higher than the trading price of $13.23 as of April 30, 2025. Mismanagement, poor investment decisions and anti-shareholder governance have destroyed value for shareholders. FINS’s shareholders have not had the opportunity to sell their shares at or above net asset value since February 27, 2020, as shares have traded at a discount to net asset value every trading day since then. The trading discount to net asset value has been as high 31.0% during this period!  As of April 30, 2025, FINS shares traded at an 8.63% discount to net asset value.

The investment industry is a “results” business and FINS has performed poorly in terms of NAV returns compounded by a persistently wide trading discount. It is time for the shareholders to hold them accountable for these results as such results are not worthy of a New Investment Advisory Agreement with the Adviser.

It is clear that the time for change is now! If you agree and believe the Fund should reject the New Investment Advisory Agreement with the Adviser to provide the opportunity to replace them with a manager focused on shareholder value, please vote AGAINST Proposal 1 on the Green Proxy Card.

Voting Requirement

For Proposal 1, to be approved with respect to the Fund, the New Investment Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Abstentions will have the same effect as a vote against Proposal 1. I expect that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on Proposal 1 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, I would not expect that any broker non-votes will be received.

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PROPOSAL 2:

Election of Class II Trustee Nominees

Mr. Montano is seeking your support at the Annual Meeting to elect him (the “Nominee”) as a Class II Trustee to serve a three-year term expiring at the 2028 Annual Meeting.  Mr. Montano is pursing a role as Trustee on the FINS Board of Trustees because:

•

The Board of Trustees greatly needs a new, truly independent, Trustee that understands the FINS business and investment strategy and will make decisions that are in the best interests of All shareholders.

•

The current independent Trustees and those nominated by the Fund for Class II do not have ANY financial interest in the Fund and therefore lack an alignment of interests with FINS shareholders. Per the Fund’s proxy filing, the four independent Trustees, including those nominated for Class II, do not own a single share of FINS.

Shareholders should reference the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s Trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the website of the U.S. Securities and Exchange Commission at www.sec.gov/search-filings.

Mr. Montano has agreed to the nomination in this Proxy Statement and is willing to serve on the Board of Trustees if elected. Mr. Montano expects to be able to stand for election, but, in the event that Mr. Montano is unable to or for good cause will not serve, the Shares represented by the GREEN proxy card will be voted for a substitute candidate selected by Mr. Montano, a right that Mr. Montano has reserved in its nomination notice. In the case of any of the foregoing, Mr. Montano will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Mr. Montano will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of Trustees pursuant to the Exchange Act. If Mr. Montano determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Mr. Montano will supplement this Proxy Statement. Mr. Montano does not currently hold, and has not at any time held, any position with the Fund. Mr. Montano does not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940. Mr. Montano is not, and will not be, an “interested person” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940. Mr. Montano believes that he presently is, and if elected as a Trustee of the Fund, will be, an “independent Trustee” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes- Oxley Act of 2002, as amended.

Mr. Montano, if elected, will constitute a minority of the Board of Trustees. As such, there can be no assurance that his election will improve the Fund’s business and or otherwise enhance shareholder value. Your vote to elect him will have the legal effect of replacing an incumbent Trustee of the Fund with Mr. Montano. Mr. Montano is soliciting your proxy to vote, or, under specified conditions, not to vote your Shares, FOR the election of Mr. Montano, indicated below. Mr. Montano is very well-qualified to be a FINS Trustee.

INFORMATION ABOUT THE NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of the Nominee. This nomination was made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. The specific experience, qualifications, attributes and skills that led Mr. Montano to conclude he should serve as a Trustee of the Fund are set forth below.

Name: Trevor Montano

Age: 46

Business Address: West Potomac Capital LLC, 4250 Fairfax Dr. Ste 600, Arlington, Virginia 22203

Nationality: U.S. Citizen and U.K. Citizen

# and class of shares owned: 23,106 (as of April 30, 2025)

Date of Acquisitions & intent of purchase: see Appendix A

Position(s) Held with the Fund: None

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Term of Office and Length Served: N/A

Number of Portfolios in Fund Complex Overseen by Nominee: None

Other Trusteeships or Public Company Directorships Held by Nominee:

Blue Ridge Bancshares, Inc.

Principal Occupation(s) During Past 5 Years and Qualifications:

Trevor Montano is the Founder and Managing Member of West Potomac Capital LLC (WPC) a private investment firm where he has been employed since March 2020. WPC utilizes a fundamental approach to security selection with regulatory change and other event-driven overlays to drive investment theses. In addition to deploying capital into the financial services sector, Mr. Montano also founded WPC to support financial inclusion and therefore does a significant amount of work with Community Development Financial Institutions (CDFIs) located in low- and moderate-income communities.

Mr. Montano has a substantial amount of experience managing and underwriting fixed income regulatory capital instruments such as those managed by FINS.

Prior to founding WPC, Mr. Montano spent 20 years in investment banking and portfolio management focused on the financial services sector. As a strategic and financial advisor, he advised on M&A, capital raising and other structured financing transactions and worked closely with U.S. and foreign banks, CDFIs, specialty finance companies, broker-dealers, financial technology businesses, and governments. As an accomplished corporate finance advisor, Mr. Montano has completed more than 30 strategic M&A and capital raising transactions worth over $35 billion in transaction value.

Mr. Montano also spent 3 years in public service as the Chief Investment Officer at the U.S. Department of the Treasury (2014-2017) where he was responsible for managing financial institution investments made by the U.S. Government under the Troubled Asset Relief Program (TARP). Mr. Montano assumed responsibility for, and management of, the ~$5 billion investment portfolio (~100 institutions) in 2014 and largely wound it down over three years. He also served on the Federal Financing Bank’s credit committee.

Mr. Montano received his MBA from Columbia Business School and is a graduate of the School of Business at George Mason University. He is a CFA Charterholder and member of the Economic Club of Washington D.C. He also serves as a member of the Board of Trustees for the George Mason University Foundation, Inc. and as a member of the Board at Blue Ridge Bancshares, Inc.

As of the close of business on April 30, 2025, the dollar range of equity securities of FINS beneficially owned by the Nominee and the aggregate dollar range of equity securities in all Registered Investment Companies to be overseen by the Nominee in the Fund Complex, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies to be overseen by Nominee in the Fund Complex

Trevor Montano	over $100,000	over $100,000

The Nominee does not currently oversee any portfolios in FINS’s Fund Complex. As of the close of business on April 30, 2025, Mr. Montano owned 23,106 securities of FINS. For information regarding purchases and sales of securities of FINS during the past two (2) years by Mr. Montano, see Appendix A hereto (which is incorporated herein by reference).

Mr. Montano has consented to be named in this Proxy Statement and to serve as a Trustee of FINS, if elected as such at the Annual Meeting. Mr. Montano is not adverse to FINS, or any of its subsidiaries, nor does he have a material interest adverse to FINS in any material pending legal proceeding.

IF YOU AGREE AND THINK SHAREHOLDERS NEED NEW, INDEPENDENT TRUSTEES, PLEASE VOTE FOR TREVOR MONTANO ON THE GREEN PROXY CARD.

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Voting Requirement

Election of Mr. Montano requires a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Trustee nominee. Votes withheld from a Nominee will have the effect of a vote against the election of such person.

It is expected that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Trustees on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, broker non-votes are not expected to be received.

PROPOSAL 3:

Ratification of the Selection of the Independent Registered Public Accounting Firm

As discussed in further detail in the Fund’s proxy statement, the Audit, Financial and Administrative Oversight Committee and the Board of the Fund selected Cohen & Company, Ltd. to act as independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2026.  The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Company, Ltd. to serve as the independent registered public accounting firm for the year ending January 31, 2026, the Audit, Financial and Administrative Oversight Committee and the Board will reconsider the retention of Cohen & Company, Ltd.

According to the Fund’s proxy statement, ratification of the appointment of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm requires the affirmative vote of a majority of the shares voted on the matter at the Annual Meeting at which a quorum is present.

I MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE SELECTION OF COHEN & COMPANY, LTD. AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2026, AND INTEND TO VOTE MY SHARES “FOR” THIS PROPOSAL 3.

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OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

Except as set forth in this Proxy Statement, Mr. Montano is not aware of any matters affecting the Fund to be brought before the Annual Meeting. Should other matters properly be brought before the Annual Meeting that Mr. Montano is unaware of a reasonable time before this solicitation, the GREEN proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. If Mr. Montano attends the Annual Meeting and submits proxies (see disclosures below concerning the specific limited circumstances under which Mr. Montano would not do so) and a vote to adjourn the Annual Meeting with respect to one or more of the proposals is called, Mr. Montano will vote for or against adjournment in his discretion, based upon his determination of whether or not an adjournment is in the best interest of shareholders. Execution and delivery of a proxy by a record holder of common shares will be presumed to be a proxy with respect to all common shares held by such record holder unless the proxy specifies otherwise.

VOTING PROCEDURES & INFORMATION CONCERNING THE ANNUAL MEETING

Proxies, Quorum and Voting at the Annual Meeting

Pre the Fund’s proxy, the holders of one-third of the Shares entitled to vote on any matter at the Annual Meeting present in person or by proxy shall constitute a quorum at the Annual Meeting for purposes of conducting business on such matter.

Mr. Montano may not attend the Annual Meeting to prevent a Quorum: If you give Mr. Montano your proxy, he will take all steps necessary and lawful to obtain truly independent representation on the Board of Trustees of the Fund and to reject the new Investment Advisory Agreement.  Due to the complexities of corporate law, as described above, under certain circumstances, voting your shares at all could help create a quorum which could allow management’s nominees to be elected or approval of Proposal 1. If Mr. Montano believes that voting the proxies it receives would cause there to be a quorum and that Proposal 1 would be approved and Mr Montano as a Trustee would not be approved, I may not attend the Annual Meeting and may withhold all proxies.

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by: (i) submitting to the Fund or to us a later dated written revocation or a duly executed proxy; or (ii) attending and voting at the Annual Meeting in person (mere attendance at the Annual Meeting will not in and of itself constitute a revocation).

Procedures

For the proxy solicited hereby to be voted or, under the circumstances specified herein, not voted, the enclosed GREEN proxy card must be signed, dated and returned to Mr. Montano via West Potomac Capital LLC at 4250 Fairfax Dr. Ste 600, Arlington, VA 22203, in time to be voted at the Annual Meeting. If you wish to vote in accordance with our recommendations, you must submit the GREEN proxy card and must not subsequently submit the Fund’s proxy card. IF YOU HAVE ALREADY RETURNED THE FUND’S PROXY CARD, YOU HAVE THE RIGHT TO REVOKE IT AND ALL MATTERS COVERED THEREBY AND MAY DO SO BY SUBSEQUENTLY SIGNING, DATING AND MAILING THE GREEN PROXY CARD. ONLY YOUR LATEST PROXY WILL COUNT AT THE ANNUAL MEETING. Execution of a GREEN proxy card will not affect your right to attend the Annual Meeting and to vote in person.

Solicitation of Proxies

The entire expense of soliciting proxies is being borne by Mr. Montano. Because he believes that the Fund’s shareholders will benefit from the solicitation, he intends to seek reimbursement from the Fund to the fullest extent permitted by law of all expenses it incurred in connection with the solicitation. Mr. Montano does not intend to submit the question of such reimbursement to a vote of shareholders of the Fund unless otherwise required by law. For the avoidance of doubt, such reimbursement is not guaranteed. Costs of the solicitation of proxies are currently estimated to be up to $50,000.

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DISCLAIMER

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), Trustee (or person nominated to become an Officer or Trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the Investment Company Act of 1940 Act, as amended,, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (ix) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of Trustees or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of Trustees or trustees; and (xiii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons and Item 405 with respect to beneficial ownership and required filings.

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CONCLUSION

TELL YOUR BOARD WHAT YOU THINK! Your vote is extremely important. No matter how many shares you own, please give Mr. Montano your proxy card by signing and dating the GREEN proxy.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card.

May 23, 2025

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APPENDIX A

Trevor Montano’s transactions in Shares of the Fund During the Past Two Years:

Trade date of Purchase/Sale	Common Shares Purchased/(Sold)
10/21/2024	1,000
11/4/2024	10,500
11/11/2024	1,500
3/10/2025	1,000
3/11/2025	1,500
4/3/2025	2,756
4/4/2025	3,850
4/17/2025	1,000

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APPENDIX B

Form of GREEN Proxy Card

Angel Oak Financial Strategies Income Term Trust

Proxy Card for 2025 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY TREVOR MONTANO ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST IS NOT SOLICITING THIS PROXY

The undersigned, revoking previous proxies, if any, appoints Trevor Montano, the attorney, agent, and proxy of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of Angel Oak Financial Strategies Income Term Trust (the “Fund”) to be held at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, on June 26, 2025, at 4:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on Proposal 1, Proposal 2 and Proposal 3 set forth below and any other matters properly brought before the Annual Meeting.

With respect to the Proposals, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “AGAINST” Proposal 1, “FOR” TREVOR MONTANO (the “Nominee”) in Proposal 2 and “FOR” Proposal 3. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING CIRCLES IN BLACK OR BLUE INK.  Example: ●

I recommend that you vote “AGAINST” Proposal 1 and “FOR” Trevor Montano in Proposal 2.

	FOR	AGAINST	ABSTAIN
Proposal 1 – New Investment Management Agreement between the Fund and the Adviser.	◯	◯	◯
Proposal 2 – To Elect Trevor Montano to Class II Board of Trustees of the Fund	◯	◯	◯
Proposal 3 – Ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2026.	◯	◯	◯

Signature (Capacity) ________________________________________________________	Date ___________

Signature (Joint Owner) (Capacity/Title) __________________________________________	Date ___________

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

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